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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 4, 2000

                             WASHINGTON MUTUAL, INC.
             (Exact name of registrant as specified in its charter)

        WASHINGTON                    1-14667                   91-1653725
(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                      Identification No.)

                  1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101
                     (Address of principal executive office)

                                 (206) 461-2000
               (Registrant's telephone number including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits

        The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3 (No. 333-31144) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.


         Exhibit      Description
         -------      -----------
         1            Underwriting Agreement dated March 30, 2000, between the Registrant and Goldman,
                      Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley &
                      Co. Incorporated that incorporates by reference the Washington Mutual, Inc. --
                      Underwriting Agreement -- Standard Provisions (Debt Securities) dated
                      March 30, 2000 (each filed herewith).

        4(a)          Specimen Global 8.25% Subordinated Note due April 1, 2010 (Note No. 1)
                      (filed herewith).

        4(b)          Specimen Global 8.25% Subordinated Note due April 1, 2010 (Note No. 2)
                      (filed herewith).


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WASHINGTON MUTUAL, INC.


                                       By:   /s/ Fay L. Chapman
                                             -----------------------------------
                                             Fay L. Chapman
                                             Senior Executive Vice President



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